Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Jenne K. Britell
Jenne K. Britell

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Thomas W. Hofmann
Thomas W. Hofmann

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ L. Robert Johnson
L. Robert Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Paula A. Johnson
Paula A. Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ John P. Neafsey
John P. Neafsey

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ John H. Weiland
John H. Weiland

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Anthony Welters
Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Geoffrey F. Worden
Geoffrey F. Worden

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Robert C. Young, M.D.
Robert C. Young, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and all amendments, exhibits and supplements thereto.

Date:	February 26, 2008	/s/ Patrick J. Zenner
Patrick J. Zenner